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                   [LETTERHEAD OF AVERT INC. APPEARS HERE]

                                  AVERT, INC.
                AMENDED AND RESTATED 1994 STOCK INCENTIVE PLAN
                INCENTIVE STOCK OPTION AGREEMENT

           This Agreement (the "Agreement") is made July 1, 1996, between Avert, Inc., a Colorado Corporation (the "Company"), and Jamie M. Burgat (the "Optionee"). The Company hereby grants the Optionee an option (the "Option") to purchase Thirty Thousand (30,000) of the Company's common shares, no par value (the "Common Shares"), a purchase price (the "Option Price") of $5.75 per Common Share. The Option has been granted pursuant to the Avert, Inc. Amended and Restated 1994 Stock Incentive Plan (the "Plan") and shall include and be subject to all provisions of the Plan, which are hereby incorporated herein by reference, and shall be subject to the following provisions of the Agreement.

      1. Terms and Vesting. Subject to the provisions of this Agreement, including but not limited to paragraph 6 hereof, and the Plan, this option may by exercised in blocks of 100 shares or any multiple thereof after the date of the Agreement and prior to 5:00 p.m., on July 1, 2006, (the "Expiration Date") but not thereafter, in accordance with the following:

              (a) immediately on July 1, 1997, this option may be exercised for up to 6,000 shares of the total Common Shares covered hereby; and
              (b) immediately on July 1, of each of the four succeeding years, this option may be exercised on each of those dates for up to an additional 6,000 shares of the total Common Shares covered hereby;

              so that on and after July 1, 2001, and continuing until the Expiration Date this option may be exercised for up to 100% of the total Common Shares included in this option; provided, however that notwithstanding the provisions of 1(a) or 1(b) hereof, but subject to the further provisions of this Agreement, if prior to July 1, 2001, Optionee's employment with the Company is terminated by the company without cause under the terms of the Employment Agreement between the Company and the Optionee, dated as of July 1, 1996, and a Change in Control as defined in the Plan has not occurred thertofore, this Option may be exercised for

                                      (1)
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                   [LETTERHEAD OF AVERT INC. APPEARS HERE]

          up to an additional 3,000 share of the total Common Shares covered hereby (or in the event such termination should occur prior to the first anniversary date of this Agreement and a Change in Control has not theretofor occurred, 3,000 shares of the total Common Shares covered hereby), effective on the date of such termination.

2. Method of Exercise. Exercise of this option shall be affected by the Optionee giving written notice to the Company (in the form attached hereto as Exhibit A, whose covenants and substantive provisions are hereby made part of this Agreement) which shall:

          (a) state that the Option is thereby being exercised, the number of shares of Common Shares with respect to which the option is being exercised, each person in whose name any certificates for the Common Shares should be registered and his or her address and social security number;
          (b) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by anyone other that the Optionee, be accompanied by proof satisfactory to counsel for the Company of the right of such person or persons to exercise the Option under the Plan and all applicable laws and regulations; and
          (c) be accompanied by such representations, warranties or agreements with respect to the investment intent of such person or persons exercising the Option as the Company may reasonably request in form and substance satisfactory to Counsel for the Company.

3. Payment of Price. Upon exercise of the Option, the Company shall deliver a certificate or certificates for such Common Shares to the specified person or persons at the specified time upon receipt of the full purchase price for such Common Shares by any method of payment authorized by the Plan.

4. Transferability. The Option shall not be transferable by the Optionee except as expressly provided by the Plan. The Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the Optionee for his own account, except in the events of the death or disability of the Optionee, in either of which events the

                                      (2)
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                   [LETTERHEAD OF AVERT, INC. APPEARS HERE]

   Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the Optionee's estate (acting through its fiduciary) or by the Optionee's duly authorized legal representative, respectively.

   5. Restrictions on Exercise. The option is subject to all restrictions in the Agreement on in the Plan. As a condition of any exercise of the Option, the Company may require the Optionee or his successor to make any representation and warranty to comply with any applicable law or regulation or to confirm any factual matters reasonably requested by the counsel for the Company.

6. Early Termination of Option. Notwithstanding paragraph 1 of this Agreement, the Option shall terminate, expire and become invalid and nonexercisable on the date three months following the date of termination of the Optionee's employment as an employee of the Company or a subsidiary corporation (other than by reason of death or permanent and total disability within the meaning of Section 22(e) 3) of the Internal Revenue Code of 1986, as amended (the "Code").

7. Taxes. The Optionee hereby agrees to pay to the Company, in accordance with the terms of the Plan, any federal, state or local taxes of any kind required by law to be withheld with respect to the Option granted hereunder. If the Optionee does not make such payments to the Company, the Company shall have the right to withhold from any payments of any kind otherwise due to the Optionee from the Company, and federal, state or local taxes of any kind required by law to be withheld with respect to the Option or the Common Shares to be purchased by the Optionee under this Agreement. The Option shall be treated as an incentive stock option under Section 422 or any successor section thereto of the Code.

8. Investment Representation. The Optionee agrees that any Common Shares of the Company which the Optionee may acquire by virtue of this Option shall be acquired for investment purposes only and not with a view to distribution or resale, and may not be transferred, sold, assigned, pledged, hypothecated or otherwise disposed of by the Optionee unless (I) a registration statement or post-effective amendment to a registration statement under the Securities Act of 1933 as amended (the "Securities Act"), with respect to said Common


                                      (3)
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                   [LETTERHEAD OF AVERT, INC. APPEARS HERE]

             Shares has become effective so as to permit the sale or other disposition of said shares by the Optionee; or (II) there is presented to the Company an opinion of Counsel satisfactory to the Company to the effect that the sale or other proposed disposition of said shares by the Optionee may lawfully be made otherwise than pursuant to an effective registration statement or post-effective amendment to a registration statement relating to the said shares under the Securities Act.

          9. Consent to Jurisdiction. The Optionee hereby consents to the jurisdiction of the state court of general jurisdiction sitting in Larimer County, Colorado, to resolve all questions arising under or out of this Agreement.

         10. Definitions. Unless otherwise defined in the Agreement, capitalized terms will have the same meaning given to them in the Plan.

DATE OF GRANT: July 1, 1996       By: /s/ Dean A. Suposs
                                      -----------------------------
                                      Dean A. Suposs, President

                   ACCEPTANCE OF AGREEMENT

         The Optionee hereby; (a) acknowledges receiving a copy of the Plan, which is attached to this Agreement, and represents that he is familiar with all provisions of the Plan; (b) accepts this Agreement and the Option granted to him under this Agreement subject to all provisions of the Plan and this Agreement:; and (c ) agrees to accept as binding, conclusive and final all decisions or interpretations of the Company.

         DATED 7/01/96      /s/ Jaime M. Burgat
              ---------     -------------------
                            Jaime M. Burgat








                                      (4)